SUPPLEMENT TO

CALVERT WORLD VALUES FUND, INC.
Calvert Capital Accumulation Fund
Calvert International Equity Fund
Calvert International Opportunities Fund
Calvert Emerging Markets Equity Fund

Statement of Additional Information dated January 31, 2013

Date of Supplement: February 15, 2013

Rolf Kelly of Thornburg Investment Management, Inc. has been added to the portfolio management team for Calvert International Equity Fund. The statement of additional information is therefore revised as follows:

Under “Portfolio Manager Disclosure – Other Accounts Managed by Portfolio Managers of the Funds – International Equity Fund” on page 37, below the chart provided for Lei “Rocky” Wang, CFA, of Thornburg, add the following:

Thornburg:
Rolf Kelly, CFA

Under “Portfolio Manager Disclosure – Potential Conflicts of Interest in Managing a Fund and Other Accounts – International Equity Fund” on page 41, delete the heading listing the portfolio managers for Thornburg and replace it with the following:

Thornburg:
William V. Fries, CFA, Wendy Trevisani, Lei “Rocky” Wang, CFA, and Rolf Kelly, CFA

Under “Portfolio Manager Disclosure – Compensation of Portfolio Managers of the Funds –International Equity Fund” on page 45, delete the heading listing the portfolio managers for Thornburg and replace it with the following:

Thornburg:
William V. Fries, CFA, Wendy Trevisani, Lei “Rocky” Wang, CFA, and Rolf Kelly, CFA

In the chart under “Portfolio Manager Disclosure – Securities Ownership of Portfolio Managers of the Funds – International Equity Fund” on page 49, add the following information (column headings are included here for ease of reference):

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